UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 13, 2026

CANTON STRATEGIC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41210	84-2642541
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

34 Shrewsbury Avenue, Suite 1C

Red Bank, NJ 07701

(Address of principal executive offices, including zip code)

(732) 889-3111

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value	CNTN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On July 13, 2026, Canton Strategic Holdings, Inc. (the “Company”) held its 2026 annual meeting of stockholders (the “Annual Meeting”). At the close of business on June 16, 2026, the record date for the Annual Meeting (the “Record Date”), there were 77,122,584 shares of the Company’s Common Stock, par value $0.0001 per share (the “Common Stock”) issued and outstanding. A total of 25,792,741 shares of Common Stock, constituting a quorum, were represented in person or by valid proxies at the Annual Meeting. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting, as set forth in the Definitive Proxy Statement, filed with the Securities and Exchange Commission on June 25, 2026, are as follows:

Proposal 1. All of the seven (7) nominees for director were elected to serve until the 2027 annual meeting of stockholders or until their respective successors have been duly elected and qualified, or until such director’s earlier resignation, removal or death. The result of the votes to elect the seven (7) directors was as follows:

Directors	For	Abstain	Broker Non-Votes
Mark Wendland	25,781,710	11,031	0
Clay Kahler	25,490,487	302,254	0
Jill E. Sommers	25,782,510	10,231	0
William Wiley	25,781,103	11,638	0
Sean Galvin	25,756,323	36,418	0
Pamela L. Carter	25,782,586	10,155	0
Rishi Nangalia	25,782,393	10,348	0

Proposal 2. The appointment of Rosenberg Rich Baker Berman P.A., as the Company’s independent registered public accounting firm for its fiscal year ended December 31, 2026 was ratified and approved by the stockholders by the votes set forth in the table below:

For	Against	Abstain
25,780,986	3,980	7,775

Item 8.01 Other Events.

On July 15, 2026, during a special meeting of the Board of Directors, the Board elected the following directors to serve on its committees:

●	Audit Committee: Sean Galvin (as the Chair), Jill E. Sommers and Pamela L. Carter.
●	Compensation Committee: William Wiley (as the Chair), Clay Kahler and Rishi Nangalia.
●	Nominating and Governance Committee: Jill E. Sommers (as the Chair), William Wiley and Pamela L. Carter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 17, 2026	Canton Strategic Holdings, Inc.

/s/ Mark Wendland
Mark Wendland
Chief Executive Officer